EQUITY	12 Months Ended
Jun. 30, 2020
Equity [abstract]
Equity

ACCOUNTING POLICIES

Stated share capital

Ordinary shares and the cumulative preference shares are classified as equity. Incremental costs directly attributable to the issue of ordinary shares are recognised as a deduction from equity, net of any tax effect.

Repurchase and reissue of share capital (treasury shares)

When shares recognised as equity are repurchased, the amount of the consideration paid, which includes directly attributable costs is recognised as a deduction from equity. Repurchased shares are classified as treasury shares and are presented as a deduction from stated share capital.

Dividends

Dividends are recognised as a liability on the date on which they are declared which is the date when the shareholders’ right to the dividends vests.

All ordinary shares rank equally regarding the Company’s residual assets. Holders of ordinary shares are entitled to dividends as declared from time to time and are entitled to one vote per share at general meetings of the Company. All rights attached to the Company’s shares held by the Group are suspended until those shares are reissued.

In terms of an ordinary resolution passed at the previous annual general meeting, the remaining unissued ordinary shares in the company are under the control of the directors until the next general meeting.

Amounts in R million	2020	2019	2018

Authorised share capital
1,500,000,000 (2019 and 2018: 1,500,000,000) ordinary shares of no par value
5,000,000 (2019 and 2018: 5,000,000) cumulative preference shares of 10 cents each	0.5	0.5	0.5

Issued share capital
864,588,711 (2019: 696,429,767, 2018: 431,429,767) ordinary shares of no par value (a)	6,208.4	5,123.3	4,227.9
9,474,920 (2019: 9,474,920, 2018: 9,361,071) treasury shares held within the Group (b)	(51.0)	(51.0)	(50.7)
5,000,000 (2019 and 2018: 5,000,000) cumulative preference shares of 10 cents each	0.5	0.5	0.5
	6,157.9	5,072.8	4,177.7

RELATED PARTY RELATIONSHIPS AND TRANSACTIONS

(a)Ordinary shares issued

Sibanye-Stillwater and its subsidiaries and associates became related parties to the Group on July 31, 2018 when the acquisition of FWGR became unconditional. DRDGOLD issued 265 million new ordinary shares (38.05% of its outstanding shares) and an option to subscribe for new ordinary shares up to a total of 50.1% of the total issued ordinary shares of DRDGOLD (“Option”) as purchase consideration for these assets.

On January 8, 2020 Sibanye-Stillwater exercised the Option and on January 22, 2020 it subscribed for 168,158,944 Shares (“Subscription Shares”) at an aggregate subscription price of R1,085.6 million. The Subscription Shares were allotted and issued at a price of R6.46 per Share, being a 10% discount to the 30-day volume weighted average traded price of a Share on the day immediately prior to the date of exercise of the Option.

(b)Treasury shares

Shares in DRDGOLD Limited are held in treasury by Ergo Mining Operations Proprietary Limited ("EMO"). No shares were acquired in the market during the year ended June 30, 2020 (June 30, 2019 113,849 shares were acquired at an average price of R2.68; 2018: nil shares acquired). Dividends amounting to R6.6 million were received on these shares during the current year (2019: nil; 2018: R0.9 million).

Amounts in R million	2020	2019	2018

Dividends paid during the year net of treasury shares:
Final dividend declared relating to prior year: 20 SA cents per share (2019: nil SA cents per share; 2018: 5 SA cents per share)	137.5	-	21.1
First interim dividend: 25 SA cents per share (2019: nil SA cents per share; 2018: 5 SA cents per share)	213.8	-	21.1
Second interim dividend 25 SA cents per share (2019: nil SA cents per share; 2018: nil SA cents per share)	213.8	-	-
Total	565.1	-	42.2

After June 30, 2020, a dividend of 35 cents per qualifying share amounting to R299.3 million was approved by the directors as a final dividend for the year ended June 30, 2020. The dividend has not been provided for and does not have any tax impact on the Company.